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                                                                   EXHIBIT 23.01





                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-50020) of General Host Corporation of our report dated February 26, 1997 appearing on page F-1 of this Form 10-K.





Price Waterhouse LLP

Detroit, Michigan
February 26, 1997